Q4 & FY 2022 Earnings

February 23rd, 2023


EXFY

Disclaimer

All information included in this presentation is unaudited.

FORWARD-LOOKING STATEMENTS

Forward-looking statements in this presentation, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1955. These statements include statements regarding our strategy, future financial condition, future operations, projected costs, prospects, plans, objectives of management, expected market growth, our long-term guidance, the amount and timing of any share repurchases and our stock-based compensation estimates, and involve known and unknown risks that are difficult to predict. As a result, our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “shall,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “goal,” “objective,” “seeks,” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the impact on inflation on us and our members; our borrowing costs have and may continue to increase as a result of increases in interest rates; our expectations regarding our financial performance and future operating performance; our ability to attract and retain members, expand usage of our platform, sell subscriptions to our platform and convert individuals and organizations into paying customers; the timing and success of new features, integrations, capabilities and enhancements by us, or by competitors to their products, or any other changes in the competitive landscape of our market; the amount and timing of operating expenses and capital expenditures that we may incur to maintain and expand our business and operations to remain competitive; the sufficiency of our cash, cash equivalents and investments to meet our liquidity needs; our ability to make required payments under and to comply with the various requirements of our current and future indebtedness; our cash flows, the prevailing stock prices, general economic and market conditions and other considerations that could affect the specific timing, price and size of repurchases under our stock repurchase program or our ability to fund any stock repurchases; the war in Ukraine and escalating geopolitical tensions as a result of Russia's invasion of Ukraine; our ability to effectively manage our exposure to fluctuations in foreign currency exchange rates; the increased expenses associated with being a public company; the size of our addressable markets, market share and market trends; anticipated trends, developments and challenges in our industry, business and the highly competitive markets in which we operate; our expectations regarding our income tax liabilities and the adequacy of our reserves; our ability to effectively manage our growth and expand our infrastructure and maintain our corporate culture; our ability to identify, recruit and retain skilled personnel, including key members of senior management; the safety, affordability and convenience of our platform and our offerings; our ability to successfully defend litigation brought against us; our ability to successfully identify, manage and integrate any existing and potential acquisitions of businesses, talent, technologies or intellectual property; general economic conditions in either domestic or international markets, including geopolitical uncertainty and instability; our protections against security breaches, technical difficulties, or interruptions to our platform; our ability to maintain, protect and enhance our intellectual property; and other risks discussed in our filings with the SEC. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above. We caution you not to place undue reliance on any forward-looking statements, which are made only as of the date of this presentation. We do not undertake or assume any obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

NON-GAAP FINANCIAL MEASURES

This presentation contains certain Non-GAAP financial measures, such as Non-GAAP net income, adjusted EBITDA, and free cash flow which we believe are useful in evaluating our business, results of operations and financial condition. These measures are not prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) and have important limitations as analytical tools. Non-GAAP financial measures are supplemental, should only be used in conjunction with results presented in accordance with GAAP, should not be considered in isolation or as a substitute for such GAAP results, and may be different from similarly titled metrics or measures presented by other companies. For a reconciliation of Non-GAAP net income, adjusted EBITDA and free cash flow to the nearest comparable GAAP figures, please see the appendix to this presentation.

Long term strategy

Three secrets to Expensify's long-term success

1. Enormous untapped market opportunity
2. Unique bottom-up acquisition model
3. Billion-user platform ambition

Full court press on whole market, not just enterprise


UK: $2.3B
AU: $1.6B
CA: $1.7B
US: $16.0B
$7.1B US TAM Enterprise 1000+ EEs
$1.5B US TAM Mid-Market 500-1000 EEs
$12.0B US TAM SMB 10-499 EEs
$2.4B US TAM VSB 1-9 EEs

Note: EEs = Employees. VSB = Very Small Businesses. Figures represent our estimated TAM in our core geographies based on our average revenue per paid member in each business size segment as of June 30, 2021, multiplied by number of employees in each segment based on data from U.S. Bureau of Labor Statistics, U.K. Department for Business, Energy & Industrial Strategy, Statistics Canada and the Australian Government.

Bottom-up sales reaches the rest of the market



Company 1
Company 2
Company 3
CFO
CFO
CFO
Organic Growth of Company
Expensify Starts Here
Organic Growth of Company
Organic Growth of Company
Patient Zero (initial contact point)
Employees Referred through Patient Zero
Employees Adopted after CFO Implementation

Only Expensify can reach the full market

	A	B	C	D	Expensify
Enterprise scale			✓		✓
Consumer grade	✓			✓	✓
Global reach			✓		✓
Native card+travel					✓
Free		✓		✓	✓

Consolidating payment opportunities


Social
Planned
Chat
Live
Wallet
Beta
Travel
Live
Invoice
Live
Bill
Live
Card
Live
Payroll
Beta
Expense
Live
Accounting
Planned
Expensify
Viral Leadgen
Transactional Revenue
Subscription Revenue

2022 Highlights

Strong growth through tough headwinds

Expensify remains resolute despite the economy.

- The Market
  - "Gitlab cuts 7% of workforce."
  - "Google Parent Alphabet to Cut 12,000 Jobs."
  - "McKinsey to eliminate 2000 Jobs."
  - "LinkedIn Lays Off Staff Amid Hiring Slowdown."

- Expensify
  - We're hiring.
  - We’re generating cash (~$1.2MM[1] revenue/employee).
  - We’re focused on the future.
  - We're buying back shares.

[1] Calculated as year ended December 31, 2022 revenue, divided by 138 full time employees as of December 31, 2022

Supercharging the Accounting Channel

- Even a small firm is an enterprise-sized opportunity:
  - Each firm has dozens of accountants
  - Each accountant has dozens of SMB clients
- Announced the Expensify CPA card with accountant-specific perks.
- Assigned Partner Managers to the 500+ largest partner firms, over half of partner revenue is now overseen by a Partner Manager.
- Announced ExpensiCon 3, bringing together 100 of the the top minds in accounting and featuring headline speaker George Clooney.

Supercharging our Sales Efforts

- **Scaled Account Managers**, so that nearly all of revenue is now overseen by an AM.
- **Added onboarding phone support**, ensuring all customers being onboarded get a response in two minutes or less.
- **Created an outbound SDR program**, using multiple vendors built to scale efficiently.

Supercharging our Contributor Community

- Built a React Native community - To continue rapid advancement of Expensify Chat (new.expensify.com), which is being built by internal Expensify engineers and an external network including some of the world's best React Native engineers.

- Worked with hundreds of different open source React Native engineers from around the world.

- Paid out over a million dollars to the open source engineers to work on the Expensify platform.

FY 22 & Q4 Performance

FY 2022

Revenue
$169.5MM

Y/Y revenue growth
19%

Gross Interchange
$6.8MM

Y/Y interchange growth
118%

FY 2022

Operating Cash Flow
(Includes timing of customer funds)

$32.9MM

Free Cash Flow[1]
(Excludes timing of customer funds)

$26.3MM

Net Loss

$(27.0MM)

Non-GAAP Net Income[2]

$25.3MM

Adj. EBITDA[3]

$42.5MM

[1] We define Free cash flow as net cash (used in) provided by operating activities excluding changes in settlement assets and settlement liabilities, which represent funds held for customers and customer funds in transit, respectively, reduced by the purchases of property and equipment and software development costs. Please see appendix for GAAP to non-GAAP reconciliation.
[2] We define Non-GAAP Net Income as net income (loss) excluding stock based compensation and IPO related bonus cost. Non-GAAP net income excludes stock based compensation which was not excluded in prior periods. In prior periods, this metric only excluded IPO-related bonus costs and did not exclude expenses related to stock-based compensation. However, management now believes that further excluding stock-based compensation from non-GAAP net income is useful to better understand the financial performance of our business and to facilitate a better comparison of our results to those of peer companies over multiple periods given that this item may vary between companies for reasons unrelated to overall operating performance. Please see appendix for GAAP to non-GAAP reconciliation. IPO-related bonus costs impacted the second, third and fourth fiscal quarters of 2021, but did not impact and quarters in 2022 and are not expected to impact future periods.
[3] We define Adjusted EBITDA as net income (loss) excluding provision for income taxes, interest and other expenses, net, depreciation and amortization and stock based compensation. Please see appendix for GAAP to Non-GAAP reconciliation. .

4Q 2022

Revenue

$43.5MM

Average Paid Members

779K

Gross Interchange

$2.0MM

Interchange growth

91%

4Q 2022

Operating Cash Flow
(Includes timing of customer funds)

$6.6MM

Free Cash Flow[1]
(Excludes timing of customer funds)

$6.0MM

Net Loss

$(3.4MM)

Non-GAAP Net Income[2]

$7.1MM

Adj. EBITDA[3]

$11.2MM

All metrics, unless noted otherwise, are actuals for the three months ended December 31st, 2022.

[1] We define Free cash flow as net cash (used in) provided by operating activities excluding changes in settlement assets and settlement liabilities, which represent funds held for customers and customer funds in transit, respectively, reduced by the purchases of property and equipment and software development costs. Please see appendix for GAAP to non-GAAP reconciliation.

[2] We define Non-GAAP Net Income as net income (loss) excluding stock based compensation and IPO related bonus cost. Non-GAAP net income excludes stock based compensation which was not excluded in prior periods. In prior periods, this metric only excluded IPO-related bonus costs and did not exclude expenses related to stock-based compensation. However, management now believes that further excluding stock-based compensation from non-GAAP net income is useful to better understand the financial performance of our business and to facilitate a better comparison of our results to those of peer companies over multiple periods given that this item may vary between companies for reasons unrelated to overall operating performance. Please see appendix for GAAP to non-GAAP reconciliation. IPO-related bonus costs impacted the second, third and fourth fiscal quarters of 2021, but did not impact first or second quarters of 2022 and are not expected to impact future periods.

[3] We define Adjusted EBITDA as net income (loss) excluding provision for income taxes, interest and other expenses, net, depreciation and amortization and stock based compensation. Please see appendix for GAAP to Non-GAAP reconciliation.

January exhibiting Q1 PPU seasonality

Monthly Paid Members



800,000
750,000
700,000
650,000
600,000
1/1/2021
7/1/2021
1/1/2022
7/1/2022
1/1/2023

January Paid Members

745,000

Note: There can be no assurances that the trends of previous first quarters are representative of future trends.

Positive early results in our push for annual subscriptions

- New users trending towards more annual subscriptions vs. pay-per-use ("PPU")
  - Subscription vs. PPU rate improved in Q4. Prior quarters had more growth in PPU than subscription.

- Multiple efforts to increase subscription
  - Sales team now focused on subscription instead of PPU
  - Account managers focused on converting PPU users to subscription.

FY Fiscal 2022: Steadfast performance in uncertain times

- Strong free cash flow and profitable (adj EBITDA)
- Paid members continue to grow
- Expensify Card up 118% from last year
- Exciting product roadmap to open up more use cases among customers

Q&A

We are now hosting an FAQ on our Investors Relations page. Go to investors.expensify.com for more Q&A.

Appendix

GAAP to Non-GAAP Reconciliation: Non-GAAP Net Income

	Three months ended December 31, 2022 *(unaudited, in thousands)*	Year ended December 31, 2022 *(unaudited, in thousands)*
Net (loss) income	**$ (3,397)**	**$ (27,009)**
Add:		
Stock based compensation	10,539	52,332
IPO related bonus[1]	–	-
Non-GAAP Net income[2]	**$ 7,142**	**$ 25,323**

[1] Reflects amounts paid in Q3 related to a one-time special bonus paid to each employee in a value approximating the cost of each employee exercising 45% of their total stock options issued, limited by the total stock options outstanding (vested and unvested) as of June 15, 2021, including the tax withholding applicable to each employee. IPO-related bonus costs impacted the second, third and fourth fiscal quarters of 2021, but did not impact any quarters in 2022 and are not expected to impact future periods. For more information, see "Management's Discussion and Analysis of Financial Condition and Results of Operations - Key Factors Affecting Our Performance - Cash Bonuses" in the Company's Annual Report on Form 10-K, to be filed with the SEC on March 1, 2023.

[2] We define Non-GAAP Net Income as net income (loss) excluding stock based compensation and IPO related bonus cost. Non-GAAP net income excludes stock based compensation which was not excluded in prior periods. In prior periods, this metric only excluded IPO-related bonus costs and did not exclude expenses related to stock-based compensation. However, management now believes that further excluding stock-based compensation from non-GAAP net income is useful to better understand the financial performance of our business and to facilitate a better comparison of our results to those of peer companies over multiple periods given that this item may vary between companies for reasons unrelated to overall operating performance.

GAAP to Non-GAAP Reconciliation: Adjusted EBITDA

	Three months ended December 31, 2022 *(unaudited, in thousands)*	Year ended December 31, 2022 *(unaudited, in thousands)*
Net (loss) income	**$ (3,397)**	**$ (27,009)**
Provision for income taxes	2,512	6,366
Interest and other expenses, net	185	5,411
Depreciation and amortization	1,316	5,388
Stock-based compensation	10,539	52,332
Adjusted EBITDA	**$ 11,155**	**$ 42,488**

Note: We define Adjusted EBITDA as net income (loss) excluding provision for income taxes, interest and other expenses, net, depreciation and amortization and stock based compensation.

GAAP to Non-GAAP Reconciliation: Free Cash Flow

	Three months ended December 31, 2022 *(unaudited, in thousands)*	Year ended December 31, 2022 *(unaudited, in thousands)*
Net cash provided by operating activities	**$ 6,647**	**$ 32,876**
(Increase) decrease in changes in customer assets and liabilities		
Settlement assets	(2,300)	7,796
Settlement liabilities	2,501	(12,202)
Adjusted operating cash flow	**$ 6,848**	**$ 28,470**
Less:		
Purchases of property and equipment	(118)	(585)
Software development costs	(713)	(1,619)
Free cash flow	**$ 6,017**	**$ 26,266**

Note: We define Free cash flow as net cash (used in) provided by operating activities excluding changes in settlement assets and settlement liabilities, which represent funds held for customers and customer funds in transit, respectively, reduced by the purchases of property and equipment and software development costs.

Estimated Stock-Based Compensation (Millions) - Next 4 Quarters

	Q1 2023		Q2 2023		Q3 2023		Q4 2023	
	Low	**High**	**Low**	**High**	**Low**	**High**	**Low**	**High**
Cost of revenue, net	$ 3.6	$ 4.3	$ 3.4	$ 4.2	$ 3.4	$ 4.1	$ 3.3	$ 4.0
Research and development	2.0	2.4	1.9	2.3	1.9	2.3	1.8	2.3
General and administrative	2.4	2.9	2.3	2.8	2.3	2.8	2.2	2.7
Sales and marketing	1.7	2.1	1.7	2.0	1.6	2.0	1.6	1.9
Total	**$ 9.7**	**$ 11.7**	**$ 9.3**	**$ 11.3**	**$ 9.2**	**$ 11.2**	**$ 8.9**	**$ 10.9**

Note: Expensify's outlook statements are based on current expectations. These statements are forward-looking and actual results could differ materially depending on market conditions and the factors set forth in the Disclaimer at the front of this presentation.